UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 23, 2019

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating		(Nasdaq Global Select Market)
Preferred Stock (Par Value $0.01)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 23, 2019, Cracker Barrel Old Country Store, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it has entered into a strategic relationship, including the acquisition of a non-controlling equity stake, with PBS Holdco, LLC, operator of the Punch Bowl Social restaurant concept. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In anticipation of potential conversations with investors or analysts about the Punch Bowl Social concept in advance of the Company’s next quarterly earnings call, the Company has created a fact sheet (the “Fact Sheet”), a copy of which is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Except for specific historical information, certain of the matters discussed in the Press Release and Fact Sheet incorporated herein may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These, and similar statements are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual performance of the Company and Punch Bowl Social and the expected results of the transaction described in the Press Release and Fact Sheet to differ materially from those expressed or implied therein. All forward-looking statements are provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “trends,” “assumptions,” “target,” “guidance,” “outlook,” “opportunity,” “future,” “plans,” “goals,” “objectives,” “expectations,” “near-term,” “long-term,” “projection,” “may,” “will,” “would,” “could,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” “regular,” “should,” “projects,” “forecasts,” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. Factors that could materially affect actual results include, but are not limited to: negative effects of the announcement or the consummation of the transaction on the market price of our common stock; transaction costs; the risks associated with governance and control matters in minority investments; the effects of uncertain consumer confidence and discretionary income and the uncertain sustainability of consumer appetite for the Punch Bowl Social concept; the capital requirements of Punch Bowl Social exceeding those presently expected; the relative newness of the Punch Bowl Social concept and uncertainty of the Punch Bowl Social business model; the capabilities of the Punch Bowl Social management team; Punch Bowl Social’s ability to successfully execute plans intended to improve operational or marketing execution and performance; the ability of and cost to Punch Bowl Social to recruit, train and retain qualified hourly and management employees; the effects of Punch Bowl Social’s indebtedness and associated restrictions on Punch Bowl Social’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates or capital market conditions affecting Punch Bowl Social’s financing costs and ability to refinance all or portions of its indebtedness; the availability and cost of suitable sites for Punch Bowl Social unit development and Punch Bowl Social’s ability to identify those sites; Punch Bowl Social’s ability to enter successfully into new geographic markets; the actual results of pending, future or threatened litigation or governmental investigations; disruptions to Punch Bowl Social’s restaurant supply chain; and other factors described from time to time in our filings with the Securities and Exchange Commission, press releases, and other communications. Any forward-looking statement made by us in the Press Release or Fact Sheet, or elsewhere, speaks only as of the date on which made. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made therein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated July 23, 2019

99.2	Punch Bowl Social Fact Sheet dated July 23, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 23, 2019	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Jill M. Golder
	Name:	Jill M. Golder
	Title:	Senior Vice President and Chief Financial Officer